Exhibit 10.29

[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

SIXTH AMENDMENT
TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT

This SIXTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT is made as of March 31, 2020 (this “Amendment”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amending the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight, as previously amended by that certain First Amendment dated April 17, 2018, that certain letter agreement dated as of July 9, 2018, that certain Third Amendment dated as of October 26, 2018, that certain Fourth Amendment dated March 8, 2019 and that certain Fifth Amendment dated as of December 1, 2019 (as so amended, the “Existing Agreement” and as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefore in the Existing Agreement.

RECITALS

WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement;

WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment to, among other things, make certain changes to facilitate the retention by Bank of certain Loans made pursuant to the Program;

NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows:

1.	AMENDMENTS TO THE EXISTING AGREEMENT

1.1.	Section 1.1 of the Existing Agreement is hereby amended to add certain new definitions and amend certain other definitions as follows:

“Administration Agreement” means that certain Administrative Services Agreement of even date herewith entered into by and between Bank and Sunlight relating to the servicing of the Retained Loans.

“Allocation Method” means the method of allocating Retained Loans attached hereto as Exhibit E, as updated from time to time upon the mutual agreement of Bank and Sunlight.

“Cumulative Losses Trigger Event” means for any Performance Cohort, the percentage of Required Retained Loans that have been charged off as of the relevant Cumulative Loss Trigger Determination Date (as specified below) exceeds the applicable percentage set forth below:

Six (6) Months	Twelve (12) Months	Twenty-Four (24) Months	Thirty-Six (36) Months
[***]	[***]	[***]	[***]

“Cumulative Prepayments Trigger Event” means, for any Performance Cohort, the percentage of Required Retained Loans that have been prepaid by the applicable Borrowers as of the relevant Cumulative Prepayment Trigger Determination Date (as specified below) does not meet or exceed the applicable percentage as set forth below:

	Six (6) Months	Nine (9) Months	Twelve (12) Months	Eighteen (18) Months	Twenty- Four (24) Months	Thirty-Six (36) Months
For Required Retained Loans included in the Performance Cohort of the First or Second Calendar Quarter of Any Year	[***]	[***]	[***]	[***]	[***]	[***]
For Required Retained Loans included in the Performance Cohort of the Third or Fourth Calendar Quarters of Any Year	[***]	[***]	[***]	[***]	[***]	[***]

“Cumulative Loss Trigger Determination Date” means, with respect to any Performance Cohort, the date that is six, twelve, twenty-four or thirty-six months (as specified) following the Funding Date of the most recent Required Retained Loan in the relevant Performance Cohort.

“Cumulative Prepayment Trigger Determination Date” means, with respect to any Performance Cohort, the date that is the last day of the calendar quarter that is six, nine, twelve, eighteen, twenty-four or thirty-six months (as specified) following the last day of a calendar quarter for the Funding Date of any Required Retained Loan included in the relevant Performance Cohort.

“Disbursement Schedule” means a schedule of Loan attributes provided to Bank by Sunlight with respect to a Dealer or Dealers related to Systems financed under the Program, a detailed description of the milestones achieved by the Borrower giving rise to the funding, which shall be acceptable to the Bank and the Loan proceeds to which such Dealer(s) is entitled. The Disbursement Schedule shall contain (i) a list of all Loan Applicants who meet the eligibility criteria set forth in the Program Guidelines, for whom Bank is requested to establish Loan Accounts; (ii) the funding amount, and the principal amount, the applicable term and interest rate, Loan Proceeds, Loan Origination Fee and Bank Origination Fee for each such Loan; (iii) with respect to Required Retained Loans, the applicable Required Retained Loan Discount, the Required Retained Loan Discount Amount and the Required Retained Loan Funding Amount; (iv) all information necessary for the transfer of the Loan Proceeds pursuant to Section 5.3 hereof; and (v) such other information as shall be reasonably requested by Bank and mutually agreed to by the parties hereto.

“Eligible Required Retention Loans” means Loans consisting of those loan products set forth on Annex A to Exhibit A, as amended or restated from time to time as mutually agreed by both parties.

“Interest Only Loan Products” means any loan product that for any period requires payments by the applicable Borrower of interest only, including the loan products set forth on Exhibit G under “Interest Only Loan Products.”

“Loan Proceeds” means (a) for any Loan, the funds disbursed to a Dealer pursuant to a Loan Account established by Bank under the Program consisting of (i) for any Non- Portfolio Loan of the principal amount of such Loan less the related Loan Origination Fee, if any, or Dealer Discount, (ii) for any Portfolio Loan, the principal amount of such Loan less the related Target Dealer Discount and (b) for any Required Retained Loan, the Required Retained Loan Funding Amount.

“Original Principal Balance” means the original principal amount of the Retained Loan approved by Bank for origination. For purposes of any calculation of the Original Principal Balance in this Agreement, the Original Principal Balance shall be calculated on the date Bank approves the Retained Loan,

“Other Retained Loan” is defined in Section 2.5(a)(ii).

“Performance Cohort” means (a) in respect of a Cumulative Losses Trigger Event, a collection of Required Retained Loans originated by Bank within a trailing three (3) month period of the last day of the calendar month in which the most recent Loan in such group was originated; and (b) in respect of a Cumulative Prepayments Trigger Event, a collection of Required Retained Loans Funded within any calendar quarter.

“Required Retained Loan” is defined in Section 2.5(a)(i).

“Required Retained Loan Additional Payment” is defined in Section 5.4.

“Required Retained Loan Additional Payment Percentage” is defined on Exhibit A.

“Required Retained Loans Interest Only Amount” means, as of any date of determination, an amount, expressed as a percentage, equal to quotient of (a) the aggregate outstanding principal amount of all Required Retained Loans constituting Interest Only Loan Products, divided by (b) the aggregate outstanding principal amount of all Required Retained Loans.

“Required Retained Loans Interest Only Limit” means if the Required Retained Loans Interest Only Amount exceeds [***].

“Required Retained Loan Discount” means, with respect to a Required Retained Loan, an amount, expressed as a percentage, which is the difference between (a) the Dealer Discount applicable to such Loan (expressed as a percentage) minus (b) the difference between (i) [***] and (ii) the Required Retained Loan Funding Amount expressed as a percentage of the principal amount of the Loan.

“Required Retained Loan Discount Amount” means, with respect to a Required Retained Loan, an amount equal to the product of (a) the principal amount of such Loan multiplied by (b) the Required Retained Loan Discount.

“Required Retained Loan Funding Amount” means, with respect to a given Required Retained Loan, an amount equal to the product of (a) the principal amount of such Loan multiplied by (b) the Purchase Price percentage of such Loan as set forth on Annex A to Exhibit A.

“Required Retained Loan Supplemental Fee” means, with respect to each Required Retained Loan, the “Required Retained Loan Supplemental Fee” set forth on Exhibit A and payable by Bank to Sunlight.

“Retained Loan” is defined in Section 2.5(a)(ii).

“Servicing Expense” is defined in Exhibit A.

“Supplemental Fee” means, with respect to each Loan, an amount equal to the sum of (a) the product of (i) [***] and (ii) the number of full months that Bank owned such Loan, plus (b) the product of (i) [***] divided by the number of days in a given month for which Bank did not own the Loan for the entire month and (ii) the number of days in such month that Bank owned such Loan. For the avoidance of doubt, no Supplemental Fee shall be owed by Sunlight to Bank in respect of Retained Loans.

1.2.	Section 2.5(a) of the Existing Agreement is hereby amended and restated in its entirety as follows:

“(a) (i) Notwithstanding anything contained herein or in any Loan Sale Agreement, Bank shall retain the Eligible Required Retention Loans allocated to Bank in accordance with the Allocation Method (each, a “Required Retained Loan” and, collectively, the “Required Retained Loans”), provided that Bank shall not be required to retain any Loans if such Loan were retained by Bank (A) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar month, to exceed the Maximum Monthly Retention Amount (as defined in Exhibit A) for such calendar month, (B) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the Original Principal Balance of all other Required Retained Loans approved in the same calendar quarter, to exceed the Maximum Quarterly Retention Amount for such calendar quarter, (C) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Maximum Outstanding Retention Amount, or (D) would cause the Original Principal Balance of such Loan, when added to the aggregate sum of the outstanding principal balances of all other Required Retained Loans, to exceed the Required Retained Loans Interest Only Limit. For the avoidance of doubt, Required Retained Loans that are allocated in accordance with this Section 2.5(a) and Exhibit A are not subject to sale under a Loan Sale Agreement.

(ii) Notwithstanding anything contained herein or in any Loan Sale Agreement, upon prior written notice to Sunlight, Bank may elect to retain, and not sell or transfer to any Loan Purchaser, any Loans identified on a Purchase Statement (as defined in the Loan Sale Agreement) that are not Eligible Required Retention Loans [***] thereof as set forth on Exhibit A (each such Loan that Bank so elects to not sell being referred to herein as an “Other Retained Loan” and, together with the Required Retained Loans, “Retained Loans” and each a “Retained Loan”); provided, that each Other Retained Loan shall be randomly selected by Sunlight from the pool of all Loans that are not Eligible Required Retention Loans to be transferred to a Loan Purchaser on a given day, in accordance with the applicable Other Retained Loan Allocation Method set forth on Exhibit E; provided, further, that Bank’s option to retain the Other Retained Loans shall be subject to the limitations specified in Section 2.5(c).

(iii) Notwithstanding anything in this Agreement or in any Loan Sale Agreement to the contrary, Bank will be required to fund all Required Retained Loans for which Bank has approved to the extent such Required Retained Loans are allocated to Bank in accordance with the limitations set forth in this Section 2.5(a) and Exhibit A.”

1.3.	Section 2.5(c) of the Existing Agreement is hereby deleted and replaced with the following:

“(c) Notwithstanding anything to the contrary set forth in this Agreement, Bank’s election to retain loans hereunder (A) pursuant to Section 2.5(a)(ii) [***] of Loans to be transferred to a Loan Purchaser on any given date, and (B) pursuant to Section 2.5(a)(i) or (ii), for each calendar quarter, shall be limited to an aggregate Original Principal Balance of loans in an amount that is the difference between the Maximum Quarterly Retention Amount and the aggregate Original Principal Balance of all Retained Loans originated by Bank in such quarter.”

1.4.	Section 2.5 of the Existing Agreement is hereby amended to add new subsection (g) at the end thereof as follows:

“(g) Notwithstanding anything to the contrary in this Agreement, upon the occurrence of a Cumulative Losses Trigger Event or Cumulative Prepayments Trigger Event, Sunlight shall promptly deliver to Bank written notice thereof. The Parties agree to use good faith to (A) discuss the causes of such Cumulative Losses Trigger Event or Cumulative Prepayments Trigger Event, as applicable, and (B) work together to modify this Agreement in a commercially reasonable manner to enable Bank to continue to retain loans under Section 2.5(a)(i) hereof. If the Parties are unable to agree on any such modification within ten (10) calendar days, Bank shall have no further obligation to retain Loans under such Section 2.5.”

1.5.	Section 2.5 of the Existing Agreement is hereby amended to add new subsection (h) at the end thereof as follows:

“(h) Prior to distributing any Additional Payments, Minimum Monthly Fee or other cash flows from Loans other than Retained Loans to Bank for a particular month, Sunlight shall be entitled to reimburse itself for all Servicing Expense related to such Loans incurred for such month. For Retained Loans, to the extent not fully reimbursed from the foregoing cash flows, Sunlight will invoice Bank for the Servicing Expense related to such Retained Loans for the prior month and the Servicing Expense therefor will be netted against monthly cash collection remittances with respect to such Retained Loans.”

1.6.	Section 3.1(o) of the Existing Agreement is hereby amended by deleting the last sentence and replacing it with the following:

“(o) Any such purchase shall be made on the second (2nd) Business Day following notice by Bank to Sunlight of such determination by deposit to Bank’s Account, by ACH, an amount equal to (i) with respect to any Loan that is not a Retained Loan, the outstanding principal balance of such Loan, less the amount of the applicable Dealer Discount plus all accrued but unpaid interest on the Loan and all fees, costs and expenses incurred by Bank in connection therewith, (ii) with respect to a Required Retained Loan, the Required Retained Loan Funding Amount less the aggregate amount of any payments of the principal of such Required Retained Loan provided that such principal payments do not constitute a fraudulent conveyance or other preference subject to being voided, avoided or set aside and (iii) with respect to Other Retained Loans, an amount mutually agreed to by the Parties.”

1.7.	Section 3.1(t) of the Existing Agreement shall be deleted in its entirety and replaced with the following:

“(t) Subject to Bank’s review and approval, Sunlight shall select one or more Servicers to assist with the servicing of the Loans and such other Third Party Service Providers as it deems warranted. Sunlight shall have the right to terminate any Third Party Service Provider with or without cause. Any replacement Third Party Service Provider shall meet all Program Guidelines. Subject to any required consent of Bank, Sunlight shall have the right to sell servicing rights for the Loans and to receive compensation therefor. The foregoing and any other provision of this Agreement notwithstanding, Sunlight’s rights and obligations related to the servicing of the Retained Loans or to the servicer of the Retained Loans shall be limited to those described in the Administration Agreement.”

1.8.	Section 5.1 of the Existing Agreement is hereby amended to add the following to the end thereof:

“The foregoing notwithstanding, with respect to any Required Retained Loan, on the Funding Date of such Loan, Bank shall (i) disburse to Sunlight the Required Retained Loan Funding Amount and (ii) retain the amount equal to the difference between the (a) original principal balance of such Required Retained Loan and (b) the Required Retained Loan Funding Amount. Bank acknowledges and agrees that Sunlight shall retain from the Required Retained Loan Funding Amount the Required Retained Loan Discount Amount and disburse the remaining amounts to the relevant Dealer in accordance with the Program requirements.”

1.9.	Section 5.4 of the Existing Agreement is hereby amended and restated in its entirety and replaced with the following:

“5.4 Minimum Monthly Fee. [***]”

1.10.	Article V of the Existing Agreement is hereby amended to add new Section 5.7 at the end thereof as follows:

“5.7 Minimum Monthly Fee. [***]”

1.11.	Section 10.12 of the Existing Agreement is hereby amended and restated in its entirety and replaced with the following:

“10.12 Waiver; Amendments. The delay or failure of either party to enforce any of the provisions of this Agreement shall not be construed to be a waiver of any right of that party. All waivers must be in writing and signed by both parties. Alterations, modifications or amendments of a provision of this Agreement, including all exhibits and schedules attached hereto, shall not be binding and shall be void unless such alteration, modification or amendment is in writing and signed by authorized representatives of Sunlight and Bank; provided; however; that any amendment to Exhibit A or Annex A thereto shall be in writing and mutually agreed between the parties but shall not require any signatures thereof.”

1.12.	Exhibit A of the Existing Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached to this Amendment.

1.13.	Exhibit E of the Existing Agreement is hereby amended and restated in its entirety in the form of Exhibit E attached to this Amendment.

1.14.	Exhibit G of the Existing Agreement is hereby amended and restated in its entirety in the form of Exhibit G attached to this Amendment.

1.15.	The Parties hereto understand and agree, for the avoidance of doubt, that (a) the reference to Loans in, and the requirements of, Section 5.6 of the Existing Agreement do not apply to Retained Loans and (b) the Loan portfolio requirements contained in Section 5.6 of the Existing Agreement shall be measured without regard to the Retained Loans.

2.	EFFECTIVENESS OF THE AGREEMENT

2.1.	Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment.

2.2.	Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Program Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

2.3.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written.

SUNLIGHT FINANCIAL LLC

By:	/s/ Barry Edinburg
Name:	Barry Edinburg
Title:	CEO

CROSS RIVER BANK

By:	/s/ Giles Gade
Name:	Gilles Gade
Title:	Chief Executive Officer

By:	/s/ Arlen Gelbard
Name:	Arlen Gelbard
Title:	General Counsel

Exhibit A

Program Terms

[***]

Annex A to Exhibit A Eligible Required Retention Loans

Regular Products:

Product Number	Term	Interest Rate	Purchase Price
1	10 years	[***]	[***]
2	10 years	[***]	[***]
3	10 years	[***]	[***]
4	10 years	[***]	[***]
5	10 years	[***]	[***]
6	10 years	[***]	[***]
7	10 years	[***]	[***]
8	12 years	[***]	[***]
9	12 years	[***]	[***]
10	12 years	[***]	[***]
11	12 years	[***]	[***]
12	12 years	[***]	[***]
13	15 years	[***]	[***]
14	15 years	[***]	[***]
15	15 years	[***]	[***]
16	15 years	[***]	[***]
17	15 years	[***]	[***]
18	15 years	[***]	[***]
19	15 years	[***]	[***]

Interest Only Products:

Product Number	Term	Interest Rate	Purchase Price
1	15 years	[***]	[***]
2	15 years	[***]	[***]
3	15 years	[***]	[***]
4	15 years	[***]	[***]

Exhibit E

Allocation Method

For Required Retained Loans:

Loans that are Eligible Required Retention Loans shall be allocated to Bank in accordance with the Required Retained Loan Allocation Methodology at the time the Borrower under any such Loan achieves credit approval.

As used herein, “Required Retained Loan Allocation Methodology” means every [***].

For Other Retained Loans:

Any Loans to be transferred pursuant to a Loan Sale Agreement within each calendar month [***] Bank to retain such Loans up to a number of Loans which is equal to the Other Retained Loan Bank Allocation Percentage of such Loans. The Other Retained Loans shall be allocated consistent with the Other Retained Loan Allocation Methodology and as otherwise described in this Agreement.

As used herein, “Other Retained Loan Allocation Methodology” means, with respect to each such group of Loans identified to be transferred to a Loan Purchaser pursuant to a Loan Sale Agreement and set forth on a Purchase Statement, [***].

Exhibit G Loan Products

Loan Products

[***]